SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue recognition and expenses

    Premiums:    Premiums for short duration contracts are recorded as written on the inception date of the policy. Premiums are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage. Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earning pattern of a reinsurance contract may extend up to 24 months, reflecting the inception dates of the underlying policies.

    Reinsurance premiums ceded are expensed over the period the reinsurance coverage is provided in proportion to the risks to which they relate.

    Premiums for long duration insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued.

    Policy fees:    Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance, policy administration charges, amortization of unearned revenue reserves and surrender charges.

    Net investment income:    Net investment income represents income primarily from the following sources in AIG's insurance operations and AIG Parent:

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  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

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  Dividend income from common and preferred stock and distributions from other investments.

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  Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

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  Earnings from private equity funds and hedge fund investments accounted for under the equity method.

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  The difference between the carrying amount of a life settlement contract and the life insurance proceeds of the underlying life insurance policy recorded in income upon the death of the insured.

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  Changes in the fair values of AIG's interests in ML II, ML III, AIA and MetLife securities prior to sale.

    Net realized capital gains (losses):    Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

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  Sales of fixed maturity securities and equity securities (except trading securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

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  Reductions to the cost basis of fixed maturity securities and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

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  Changes in fair value of derivatives except for (1) those instruments at AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (collectively, AIGFP), (2) those instruments that qualify for hedge accounting treatment when the change in the fair value of the hedged item is not reported in Net realized capital gains (losses), and (3) those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

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  Exchange gains and losses resulting from foreign currency transactions.

    Aircraft leasing revenue:    Income from flight equipment under operating leases is recognized over the life of the lease as rentals become receivable under the provisions of the lease or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the lease. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental income is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized in Other income when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

    Other income:    Other income includes unrealized gains and losses on derivatives, including unrealized market valuation gains and losses associated with AIGFP's super senior credit default swap (CDS) portfolio, as well as income from the Direct Investment book.

    Other income from the operations of the Direct Investment book and AIG's Other Operations category consists of the following:

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  Change in fair value relating to financial assets and liabilities for which the fair value option has been elected.

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  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

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  Dividend income from common and preferred stock and distributions from other investments.

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  Changes in the fair value of trading securities and spot commodities sold but not yet purchased, futures, hybrid financial instruments, securities purchased under agreements to resell, and securities sold under agreements to repurchase for which the fair value option was elected.

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  Realized capital gains and losses from the sales of available for sale securities and investments in private equity funds and hedge funds and other investments.

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  Income earned on real estate based investments and related losses from property level impairments and financing costs.

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  Exchange gains and losses resulting from foreign currency transactions.

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  Reductions to the cost basis of securities available for sale for other-than-temporary impairments.

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  Earnings from private equity funds and hedge fund investments accounted for under the equity method.

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  Gains and losses recognized in earnings on derivatives for the effective portion and their related hedged items.

    Interest credited to policyholder account balances:    Represents interest on account-value-based policyholder deposits consisting of amounts credited on non-equity-indexed account values, accretion to the host contract for equity indexed products, and net amortization of sales inducements.

    Amortization of deferred policy acquisition costs:    Amortization of deferred policy acquisition costs represents amortization of short-duration and long-duration deferred policy acquisition costs:

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  Short-duration policies:    Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months.

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  Long-duration policies:    Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts.

    Aircraft leasing expenses:    Aircraft leasing expenses consist of depreciation expense, impairment charges, fair value adjustments and lease-related charges on aircraft as well as selling, general and administrative expenses and other expenses incurred by ILFC.

Policyholder benefits and claims incurred

    Policyholder benefits and claims incurred:    Incurred claims and claims adjustment expenses for short duration insurance contracts consist of the estimated ultimate cost of settling claims incurred within the reporting period, including incurred but not reported claims, plus the changes in estimates of current and prior period losses resulting from the continuous review process, which are charged to income as incurred. Benefits for long duration insurance contracts consist of benefits paid and changes in future policy benefits liabilities. Benefits for universal life and investment-type products primarily consist of interest credited to policy account balances and benefit payments made in excess of policy account balances except for certain contracts for which the fair value option was elected, for which benefits represent the entire change in fair value (including derivative gains and losses on related economic hedges).

Net (gain) loss on sale of properties and divested businesses

    Net (gain) loss on sale of properties and divested businesses:    Includes gains or losses from the sales of businesses that do not qualify as discontinued operations and sales of previously occupied properties.

Held-for-sale and discontinued operations

    (b) Held-for-sale and discontinued operations:    AIG reports a business as held for sale when management has approved or received approval to sell the business and is committed to a formal plan, the business is available for immediate sale, the business is being actively marketed, the sale is anticipated to occur during the ensuing year and certain other specified criteria are met. A business classified as held for sale is recorded at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Depreciation is not recorded on assets of a business classified as held for sale. Assets and liabilities related to a business classified as held for sale are segregated in the Consolidated Balance Sheet and major classes are separately disclosed in the notes to the Consolidated Financial Statements commencing in the period in which the business is classified as held for sale.

    AIG reports the results of operations of a business as discontinued operations if the business is classified as held for sale, the operations and cash flows of the business have been or will be eliminated from the ongoing operations of AIG as a result of a disposal transaction and AIG will not have any significant continuing involvement in the operations of the business after the disposal transaction. The results of discontinued operations are reported in Discontinued Operations in the Consolidated Statement of Operations for current and prior periods commencing in the period in which the business meets the criteria of a discontinued operation, and include any gain or loss recognized on closing or adjustment of the carrying amount to fair value less cost to sell.

Investments

    (c) Investments:

    Fixed maturity and equity securities:    Bonds held to maturity are carried at amortized cost when AIG has the ability and positive intent to hold these securities until maturity. When AIG does not have the positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of AIG's fixed maturity securities met the criteria for held to maturity classification at December 31, 2011 or 2010.

    Fixed maturity and equity securities classified as available for sale or as trading are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of Accumulated other comprehensive income (loss), net of deferred acquisition costs and deferred income taxes, in Total AIG shareholders' equity. Realized and unrealized gains and losses from fixed maturity and equity securities classified as trading are reflected in Net investment income (for insurance subsidiaries) or Other income (for Direct Investment book). Investments in fixed maturities and equity securities are recorded on a trade-date basis.

    Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities (RMBS), certain commercial mortgage-backed securities (CMBS) and certain collateralized debt obligations/asset backed securities (CDO/ABS), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit-quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit-quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

    Trading securities include the investment portfolio of the Direct Investment book and the Maiden Lane Interests. Trading securities for the Direct Investment book are held to meet short-term investment objectives and to economically hedge other securities.

    For discussion of AIG's other-than-temporary impairment policy, see Note 7 herein.

    Mortgage and other loans receivable – net:    Mortgage and other loans receivable include commercial mortgages, life insurance policy loans, commercial loans, other loans and notes receivable. Commercial mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

    Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method.

    Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Interest income on such impaired loans is recognized as cash is received. For a discussion of the allowance for credit losses on mortgages and other loans receivable, see Note 8 herein.

    Mortgage and other loans receivable also include life insurance policy loans, which are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

    Flight equipment primarily under operating leases – net:    Flight equipment is stated at cost (adjusted for any impairment charges), net of accumulated depreciation. Major additions, modifications and interest on deposits during the construction phase are capitalized. Normal maintenance and repairs, airframe and engine overhauls and compliance with return conditions of flight equipment on lease are generally provided by and paid for by the lessee. Under the provisions of most leases for certain airframe and engine overhauls, the lessee is reimbursed for certain costs incurred up to but not exceeding contingent rentals paid to ILFC by the lessee. ILFC recognizes overhaul rentals received as revenue, net of estimated overhaul reimbursements. Any lessor maintenance contribution made by ILFC in conjunction with a lease of a used aircraft and in excess of overhaul rentals received from the lessee, is capitalized as lease incentives and amortized into lease revenue over the life of the lease. Maintenance performed by ILFC in the event of a repossession of an aircraft is capitalized to the extent the costs meet the recognition criteria for an asset. Depreciation of aircraft is generally computed on a straight-line basis over a useful life of 25 years to a residual value of approximately 15 percent of the cost of the asset.

    Aircraft in the fleet are evaluated for impairment annually during the third quarter and whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. These evaluations for impairment are significantly affected by estimates of future net cash flows and other factors that involve uncertainty. There are a number of factors and circumstances that can influence (and increase) the potential for recognizing an impairment loss. A firm commitment to sell aircraft may result in aircraft being reclassified from held for use to held for sale for financial reporting purposes and would require an impairment assessment based on the aircraft's fair value. An increase in the likelihood of a sale transaction being completed could result in a similar impairment assessment if the probability of an aircraft sale becomes high enough to reduce the probability weighted expected undiscounted future cash flows to be realized from the aircraft to an amount that is less than its carrying value. In addition, changes in portfolio strategies, changes in demand for a particular aircraft type and changes in economic and market circumstances, including risk factors affecting the airline industry, can affect the impairment assessment.

    When assets are retired or disposed of, the cost and associated accumulated depreciation are removed from the related accounts and the difference, net of proceeds, is recorded as a gain in Other income.

    Other invested assets:    Other invested assets consist primarily of investments by AIG's insurance operations in hedge funds, private equity funds, other investment partnerships and direct private equity investments. AIG's investments in life settlement contracts and its 33 percent interest in AIA are also included in Other invested assets.

    Hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations hold in the aggregate less than a five percent interest are reported at fair value. The change in fair value is recognized as a component of Accumulated other comprehensive income (loss). With respect to hedge funds, private equity funds and other investment partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, AIG's carrying value is its share of the net asset value of the funds or the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in Net investment income. Direct private equity investments entered into for strategic purposes and not solely for capital appreciation or for income generation are also accounted for under the equity method.

    In applying the equity method of accounting, AIG consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of AIG's reporting period. The financial statements of these investees are generally audited annually.

    Life settlement contracts are accounted for under the investment method. Under the investment method, AIG recognizes its initial investment in life settlement contracts at the transaction price plus all initial direct external costs. Continuing costs to keep the policy in force, primarily life insurance premiums, increase the carrying value of the investment. AIG recognizes income on individual life settlement contracts when the insured dies, at an amount equal to the excess of the contract proceeds over the carrying amount of the contract at that time. Contracts are reviewed for indications that the expected future proceeds from the contract would not be sufficient to recover AIG's estimated future carrying amount of the contract, which is the current carrying amount for the contract plus anticipated undiscounted future premiums and other capitalizable future costs. Any such contracts identified are written down to their estimated fair value.

    AIG accounts for its investment in AIA under the fair value option with gains and losses recorded in Net investment income. See Note 7 herein for further information.

    Also included in Other invested assets are real estate held for investment and aircraft asset investments held by non-Aircraft Leasing subsidiaries. See Note 7 herein for further information.

    Short-term investments:    Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

    Securities purchased under agreements to resell (reverse repurchase agreements) generally are accounted for as collateralized lending transactions. These agreements are recorded at their contracted resale amounts plus accrued interest, other than those that are accounted for at fair value. Such agreements entered into by AIGFP are carried at fair value based on market observable interest rates. AIG's policy is to take possession of or obtain a security interest in securities purchased under agreements to resell. The value of reverse repurchase agreements that were accounted for as collateralized lending transactions was $7.0 billion at December 31, 2011. The fair value of securities collateral received by AIG was $6.8 billion at December 31, 2011, of which $122 million was repledged by AIG.

    AIG minimizes the risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring customer credit exposure and collateral value and generally requiring additional collateral to be deposited with AIG when necessary.

Cash
(d) Cash: Cash represents cash on hand and non-interest bearing demand deposits.

Premiums and other receivables - net

    (e) Premiums and other receivables – net:    Premiums and other receivables includes premium balances receivable, amounts due from agents and brokers and insureds, trade receivables for Direct Investment book and Global Capital Markets and other receivables. Trade receivables for Global Capital Markets include cash collateral posted to derivative counterparties that are not eligible to be netted against derivative liabilities. The allowance for doubtful accounts on premiums and other receivables was $484 million and $515 million at December 31, 2011 and 2010, respectively.

Reinsurance assets

    (f) Reinsurance assets – net:    In the ordinary course of business, AIG uses both treaty and facultative reinsurance to minimize its net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events. AIG determines the portion of the incurred but not reported (IBNR) loss that will be recoverable under its reinsurance contracts by reference to the terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of AIG's reinsurance agreements for paid and unpaid losses and loss expenses, ceded unearned premiums and ceded future policy benefits for life and accident and health insurance contracts and benefits paid and unpaid. Amounts related to paid and unpaid losses and benefits and loss expenses with respect to these reinsurance agreements are substantially collateralized. AIG remains liable to the extent that its reinsurers do not meet their obligation under the reinsurance contracts, and as such, AIG regularly evaluates the financial condition of its reinsurers and monitors concentration of credit risk. The allowance for doubtful accounts on reinsurance assets was $365 million and $492 million at December 31, 2011 and 2010, respectively.

Deferred policy acquisition costs

    (g) Deferred policy acquisition costs:    Policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal of insurance contracts.

    AIG defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. AIG partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

    AIG also defers that portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates. Advertising costs related to the issuance of insurance contracts that meet the direct-advertising criteria are deferred and amortized as part of the deferred policy acquisition costs.

    Short-duration insurance contracts:    Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. AIG assesses the recoverability of its DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

    Long-duration insurance contracts:    Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses.

    AIG uses a "reversion to the mean" methodology, which allows AIG to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

    The DAC for investment-oriented products is also adjusted for changes in estimated gross profits that result from changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in DAC amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if such reinvestment would not be sufficient to recover DAC and meet policyholder obligations an adjustment to DAC and additional future policy benefits for those products is recorded using current best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation (depreciation) of investments that is credited or charged directly to Accumulated other comprehensive income (loss).

    Value of Business Acquired (VOBA) is determined at the time of acquisition and is reported in the Consolidated Balance Sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period.

    For contracts accounted for at fair value, policy acquisition costs are expensed as incurred and not deferred or amortized.

    See (v) Recent Accounting Standards — Accounting Standards Retrospectively Adopted herein for changes related to deferred acquisition costs due to the adoption of a new accounting standard that addresses the accounting for costs associated with acquiring or renewing insurance contracts.

Derivative assets and Derivative liabilities, at fair value

    (h) Derivative assets and derivative liabilities, at fair value:    Interest rate, currency, equity and commodity swaps, credit contracts (including AIGFP's super senior credit default swap portfolio), swaptions, options and forward transactions are accounted for as derivatives recorded on a trade-date basis, and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. In certain instances, a contract's transaction price is the best indication of initial fair value. Aggregate asset or liability positions are netted on the Consolidated Balance Sheet only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted by AIG with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received by AIG in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Other assets

    (i) Other assets:    Other assets consists of, prepaid expenses, including sales inducement assets, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, goodwill, intangible assets other than goodwill, restricted cash, including net cash proceeds from the AIA initial public offering in 2010 and, at December 31, 2010, net cash proceeds from the ALICO sale held in escrow pending the Closing and a prepaid commitment fee asset related to the FRBNY Credit Agreement. The prepaid commitment fee asset related to the FRBNY Credit Agreement was amortized as interest expense ratably over the five-year term of the agreement, accelerated for actual pay-downs that reduce the total credit available. The remaining unamortized prepaid commitment fee asset of $3.6 billion at December 31, 2010 was derecognized by AIG through earnings upon the closing of the Recapitalization on January 14, 2011.

    AIG offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholders' contract deposits in the Consolidated Balance Sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and AIG must demonstrate that such amounts are incremental to amounts AIG credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The deferred bonus interest and other deferred sales inducement assets totaled $803 million and $915 million at December 31, 2011 and 2010, respectively. The amortization expense associated with these assets is reported within Policyholder benefits and claims incurred and Interest credited to policyholder account balances in the Consolidated Statement of Operations. Such amortization expense totaled $239 million, $146 million and $123 million for the years ended December 31, 2011, 2010 and 2009, respectively.

    All commodities are recorded at the lower of cost or fair value. The exposure to market risk may be reduced through the use of forwards, futures and option contracts. Lower of cost or fair value reductions in commodity positions and unrealized gains and losses in related derivatives are reflected in Other income.

    See Note 12 herein for a discussion of derivatives.

    The cost of buildings and furniture and equipment is depreciated principally on a straight-line basis over their estimated useful lives (maximum of 40 years for buildings and 10 years for furniture and equipment). Expenditures for maintenance and repairs are charged to income as incurred; expenditures for improvements are capitalized and depreciated. AIG periodically assesses the carrying value of its real estate for purposes of determining any asset impairment. Capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software, are capitalized and amortized using the straight-line method over a period generally not exceeding five years. Real estate, fixed assets and other long-lived assets are assessed for impairment when impairment indicators exist. Accumulated depreciation on real estate and other fixed assets was $3.8 billion and $3.6 billion at December 31, 2011 and 2010, respectively.

Goodwill

    (j) Goodwill:    Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred. Substantially all of AIG's goodwill is associated with and allocated to its Chartis segment at December 31, 2011.

    The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured (if any) and recorded. Impairment is tested at the reporting unit level.

    Management initially assesses the potential for impairment by estimating the fair value of each of AIG's reporting units and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit's fair value may be based on one or a combination of approaches including market-based earnings multiples of the unit's peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

    If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of the goodwill over the implied fair value of the goodwill. The implied fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit's assets and liabilities in a hypothetical business combination. An impairment charge is recognized in earnings to the extent of the excess. Chartis manages its assets on an aggregate basis and does not allocate its assets, other than goodwill, between its operating segments. Therefore, the carrying value of the reporting units was determined by allocating the carrying value of Chartis to those units based upon an internal model.

    During the third quarter of 2011, Chartis finalized its reorganization, operating design and related segment reporting changes. In connection with this reorganization, total goodwill of $1.4 billion was allocated between Commercial Insurance and Consumer Insurance based on their relative fair values as of September 30, 2011. Management tested the allocated goodwill for impairment and determined that the fair values of the Commercial Insurance and Consumer Insurance reporting units exceeded their carrying values at both September 30, 2011 and December 31, 2011 and therefore the goodwill of these reporting units was considered not impaired.

    During 2010, AIG had performed goodwill impairment tests at March 31, June 30 and September 30, in connection with the announced sales of ALICO, AIG Star and AIG Edison and again at December 31, 2010.

    During 2010, AIG determined that the fair value of ALICO was less than its carrying value. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to ALICO should be impaired and, accordingly, recognized a goodwill impairment charge of $3.3 billion.

    In connection with the announced sale of AIG Star and AIG Edison (the Reporting Unit) in 2010 and management's determination that the Reporting Unit met the held-for-sale criteria, management tested the $1.3 billion of goodwill of the Reporting Unit for impairment. AIG estimated the fair value of the Reporting Unit based on the consideration to be received pursuant to the agreement with Prudential Financial Inc. and determined the fair value to be less than its carrying value. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to the Reporting Unit should be impaired and, accordingly, recognized a goodwill impairment charge of $1.3 billion in the third quarter of 2010.

    At December 31, 2010, AIG performed its annual goodwill impairment test. Based on the results of the goodwill impairment test, AIG concluded that the remaining goodwill was not impaired.

The following table presents the changes in goodwill by reportable segment:

(in millions)	Chartis	Aircraft Leasing	Other	Total

Balance at December 31, 2009:
Goodwill – gross	$2,480	$-	$7,192	$9,672
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	1,284	-	4,911	6,195

Increase (decrease) due to:
Acquisition	33	-	-	33
Sales of business units	-	-	(69)	(69)
Other(a)	16	-	(86)	(70)
Goodwill impairment included in discontinued operations	-	-	(4,625)	(4,625)
Dispositions(b)	-	-	(131)	(131)

Balance at December 31, 2010:
Goodwill – gross	$2,529	$-	$2,281	$4,810
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,333	$-	$-	$1,333

Increase (decrease) due to:
Acquisition	3	15	8	26
Other(a)	14	-	-	14

Balance at December 31, 2011:
Goodwill – gross	$2,546	$15	$2,289	$4,850
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,350	$15	$8	$1,373

(a)
Includes foreign exchange translation and purchase price adjustments (PPA).

(b)
Reflects the deconsolidation of AIA.

Separate accounts

    (k) Separate accounts:    Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of AIG. The liabilities for these accounts are equal to the account assets.

Liability for unpaid claims and claims adjustment expense

    (l) Liability for unpaid claims and claims adjustment expense:    The liability for unpaid claims and claims adjustment expense represents the accumulation of estimates for unpaid reported losses and includes provisions for IBNR losses. Because the reserves are based on estimates, the ultimate liability may be more or less than such reserves. The methods of determining such estimates and establishing resulting reserves are reviewed and updated periodically. If the estimate of reserves is determined to be inadequate or redundant, the increase or decrease is reflected in income. AIG discounts its loss reserves relating to workers' compensation business written by its U.S. domiciled subsidiaries as permitted by the domiciliary statutory regulatory authorities.

Future policy benefits for life and accident and health insurance contracts and Policyholder contract deposits

    (m) Future policy benefits for life and accident and health insurance contracts and policyholder contract deposits:    The liabilities for future policy benefits and policyholder contract deposits are established using assumptions described in Note 13 herein. Future policy benefits for life and accident and health insurance contracts include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Also included in Future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis because the settled claims are fixed and determinable. Policyholder contract deposits also include AIG's liability for (a) certain guarantee benefits accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts AIG elected to account for at fair value.

    See Note 6 herein for additional fair value information.

Other policyholder funds
(n) Other policyholder funds: Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items.

Income taxes

    (o) Income taxes:    Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. AIG assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences and prudent and feasible tax planning strategies available to the legal entities when recognizing deferred tax assets. See Note 22 herein for a further discussion of income taxes.

Other liabilities

    (p) Other liabilities:    Other liabilities consist of other funds on deposit, other payables, securities sold under agreements to repurchase and securities and spot commodities sold but not yet purchased. AIG has entered into certain insurance and reinsurance contracts, primarily in its Chartis segment, that do not contain sufficient insurance risk to be accounted for as insurance or reinsurance. Accordingly, the premiums received on such contracts, after deduction for certain related expenses, are recorded as deposits within Other liabilities in the Consolidated Balance Sheet. Net proceeds of these deposits are invested and generate Net investment income. As amounts are paid, consistent with the underlying contracts, the deposit liability is reduced. Also included in Other liabilities are trade payables for the Direct Investment book and AIGFP, which include option premiums received and payables to counterparties that relate to unrealized gains and losses on futures, forwards, and options and balances due to clearing brokers and exchanges. Trade payables for Global Capital Markets include cash collateral received from derivative counterparties that is not contractually nettable against derivative assets.

Securities and spot commodities sold but not yet purchased, at fair value

    Securities and spot commodities sold but not yet purchased represent sales of securities and spot commodities not owned at the time of sale. The obligations arising from such transactions are recorded on a trade-date basis and carried at fair value. Fair values of securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.

    Liabilities arising from securities sold under agreements to repurchase securities (repurchase agreements) (other than those entered into by AIGFP) are generally treated as collateralized borrowing transactions and are recorded at their contracted repurchase amounts plus accrued interest. Agreements to repurchase securities entered into by AIGFP are carried at fair value based on market-observable interest rates. As of December 31, 2011, the fair value of repurchase agreements accounted for as collateralized borrowing transactions was $563 million.

    When AIG does not obtain cash proceeds sufficient to fund substantially all of the cost of purchasing identical replacement securities during the term of the contract (generally less than 90 percent of the security value), AIG accounts for the transaction as a sale of the security and reports the obligation to repurchase the security as a derivative contract that is recognized at fair value through earnings. When securities carried in the available for sale category are sold, AIG records a gain or loss in income. When securities accounted for at fair value are considered sold, no additional gain or loss is recognized.

    The fair value of securities transferred under repurchase agreements accounted for as sales was $2.1 billion and $2.7 billion at December 31, 2011 and December 31, 2010, respectively.

    As of December 31, 2011, the fair value of collateral posted by AIG for repurchase agreements totaled $2.8 billion, of which $2.7 billion could be repledged or resold by the counterparties. The market value of securities to be repurchased is monitored, and additional collateral is posted where appropriate.

    Also included in Other liabilities are obligations under gold leases, which are accounted for as a debt host with an embedded gold derivative which are accounted for under the fair value option.

Other long-term debt

    (q) Other long-term debt:    AIG's funding consists, in part, of medium and long-term debt. Long-term debt is carried at the principal amount borrowed, net of unamortized discounts or premiums. See Note 15 herein for additional information. Long-term debt also includes liabilities connected to trust preferred stock principally related to outstanding securities issued by SunAmerica Financial Group, Inc. (SAFG, Inc.), a wholly owned subsidiary of AIG (formerly AIG Life Holdings, Inc.). Cash distributions on such preferred stock are accounted for as interest expense.

Contingent liabilities

    (r) Contingent liabilities:    Amounts are accrued for the resolution of claims that have either been asserted or are deemed probable of assertion if, in the opinion of management, it is both probable that a liability has been incurred and the amount of the liability can be reasonably estimated. In many cases, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until years after the contingency arises, in which case, no accrual is made until that time. See Note 16 herein for additional information.

Foreign currency

    (s) Foreign currency:    Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income (loss), net of any related taxes, in Total AIG shareholders' equity. Functional currencies are generally the currencies of the local operating environment. Financial statement accounts expressed in currencies other than the functional currency of a consolidated entity are translated into that entity's functional currency. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. The adjustments resulting from translation of financial statements of foreign entities operating in highly inflationary economies are recorded in income. Exchange gains and losses resulting from foreign currency transactions are recorded in income.

Noncontrolling interests

    (t) Noncontrolling interests:

    Nonvoting, callable, junior preferred interests held by Department of the Treasury and Nonvoting, callable, junior and senior preferred interests held by the FRBNY:    Represent preferred interests in (i) at December 31, 2011, a wholly-owned SPV initially formed to hold the common stock of AIA and (ii) at December 31, 2010, two wholly-owned SPVs initially formed to hold common stock of AIA and ALICO at December 31, 2010. The preferred interests were measured at fair value on their issuance date. AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the FRBNY Credit Facility. The preferred interests initially had a liquidation preference of $25 billion and had a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. The preferred return is reflected in Income (loss) from continuing operations attributable to noncontrolling interests — Nonvoting, callable, junior and senior preferred interests in the Consolidated Statement of Operations. The difference between the preferred interests' fair value and the initial liquidation preference is being amortized and included in Net income (loss) from continuing operations attributable to noncontrolling interests — Nonvoting, callable, junior and senior preferred interests. These noncontrolling interests, other than the senior preferred interests in the ALICO SPV, which were redeemed in full, were transferred to the Department of the Treasury as part of the January 14, 2011 Recapitalization transactions.

    Other noncontrolling interests:    Includes the equity interests of third-party shareholders in AIG's consolidated subsidiaries and includes the preferred shareholders' equity in outstanding preferred stock of ILFC, a wholly owned subsidiary of AIG. Cash distributions on such preferred stock or equity interests are accounted for as interest expense. This preferred stock consists of 1,000 shares of market auction preferred stock (MAPS) in two series (Series A and B) of 500 shares each. Each of the MAPS shares has a liquidation value of $100,000 per share and is not convertible. The dividend rate, other than the initial rate, for each dividend period for each series is reset approximately every seven weeks (49 days) on the basis of orders placed in an auction, provided such auctions are able to occur. At December 31, 2011, there is no ability to conduct such auctions; therefore, the MAPS certificate of determination dictates that a maximum applicable rate, as defined in the certificate of determination, be paid on the MAPS. At December 31, 2011, the dividend rate for each of the Series A and Series B MAPS was 0.25 percent and 0.88 percent respectively.

Earnings (loss) per share

    (u) Earnings (loss) per share:    Basic earnings or loss per share and diluted loss per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic earnings per share plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits.

    See Note 17 herein for additional earnings (loss) per share disclosures.

Future Application of Accounting Standards

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

    In October 2010, the Financial Accounting Standards Board (FASB) issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred policy acquisition costs. AIG adopted the standard retrospectively on January 1, 2012.

    The adoption of the standard resulted in a reduction to beginning of period retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, AIG revised its historical financial statements and accompanying notes to the financial statements for the changes in deferred policy acquisition costs and associated changes in acquisition expenses and income taxes for affected entities and segments, including divested entities presented in continuing and discontinued operations.

The following tables present the Consolidated Balance Sheet as of December 31, 2011 and 2010 and the Consolidated Statement of Operations for the years ended December 31, 2011, 2010 and 2009, showing the amounts previously reported, the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in AIG's consolidated financial statements:

December 31, 2011 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,026	$(5,089)	$8,937
Current and deferred income tax asset	16,084	1,718	17,802
Other assets	12,824	(42)	12,782

Total assets	555,773	(3,413)	552,360

Total liabilities	441,444	-	441,444

AIG shareholders' equity:
Retained earnings	14,332	(3,558)	10,774
Accumulated other comprehensive income	5,008	145	5,153

Total AIG shareholders' equity	$104,951	$(3,413)	$101,538

December 31, 2010 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,668	$(5,237)	$9,431
Other assets	44,520	(141)	44,379
Assets held for sale	107,453	(2,492)	104,961

Total assets	683,443	(7,870)	675,573

Liabilities:
Current and deferred income tax liability	2,369	(18)	2,351
Liabilities held for sale	97,312	(1,389)	95,923

Total liabilities	569,770	(1,407)	568,363

AIG shareholders' equity:
Accumulated deficit	(3,466)	(6,382)	(9,848)
Accumulated other comprehensive income	7,624	(81)	7,543

Total AIG shareholders' equity	$85,319	$(6,463)	$78,856

Year Ended December 31, 2011 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$521	$20	$541

Benefits, claims and expenses:
Policyholder benefits and claims incurred	33,449	1	33,450
Interest credited to policyholder account balances	4,446	21	4,467
Amortization of deferred acquisition costs	8,019	(2,533)	5,486
Other acquisition and insurance expenses	6,091	2,367	8,458
Net (gain) loss on sale of properties and divested businesses	74	-	74

Total benefits, claims and expenses	65,302	(144)	65,158

Income (loss) from continuing operations before income tax benefit	(1,065)	164	(901)

Income tax benefit(a)	(18,036)	(1,728)	(19,764)

Income (loss) from continuing operations	16,971	1,892	18,863
Income (loss) from discontinued operations, net of income tax(b)	1,535	932	2,467

Net income (loss)	18,506	2,824	21,330

Net income attributable to AIG	$17,798	$2,824	$20,622

Net income attributable to AIG common shareholders	$16,986	$2,824	$19,810

Income (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36
Diluted:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$(16,561)	$(1,746)	$(18,307)

(a)
Includes an adjustment to the deferred tax valuation allowance of $1.8 billion in the fourth quarter of 2011.

(b)
Represents the effect on the gain on sale of AIG Star and AIG Edison which were sold in first quarter of 2011.

Year Ended December 31, 2010 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(175)	$11	$(164)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	41,394	(2)	41,392
Interest credited to policyholder account balances	4,480	7	4,487
Amortization of deferred acquisition costs	9,134	(3,313)	5,821
Other acquisition and insurance expenses	6,775	3,388	10,163
Net (gain) loss on sale of properties and divested businesses(a)	(17,767)	(1,799)	(19,566)

Total benefits, claims and expenses	59,590	(1,719)	57,871

Income (loss) from continuing operations before income tax benefit	17,936	1,730	19,666

Income tax benefit(b)	5,859	877	6,736

Income (loss) from continuing operations	12,077	853	12,930
Income (loss) from discontinued operations, net of income tax(c)	(2,064)	1,419	(645)

Net income (loss)	10,013	2,272	12,285

Net income attributable to AIG	$7,786	$2,272	$10,058

Net income attributable to AIG common shareholders	$1,583	$463	$2,046

Income per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)
Diluted:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$1,486	$(125)	$1,361

(a)
Represents the effect on the gain on sale of AIA ordinary shares, which were sold in the fourth quarter of 2010.

(b)
Includes the tax impact to the AIA gain adjustment of $1.0 billion in the fourth quarter of 2010.

(c)
Includes an adjustment to the after-tax gain on the sale of ALICO of $1.6 billion in the fourth quarter of 2010.

Year Ended December 31, 2009 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(5,210)	$-	$(5,210)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	45,311	3	45,314
Interest credited to policyholder account balances	4,704	(93)	4,611
Amortization of deferred acquisition costs	9,442	(2,772)	6,670
Other acquisition and insurance expenses	6,818	2,997	9,815
Net (gain) loss on sale of properties and divested businesses	1,271	-	1,271

Total benefits, claims and expenses	89,754	135	89,889

Income (loss) from continuing operations before income tax benefit	(14,307)	(135)	(14,442)

Income tax benefit	(1,489)	(566)	(2,055)

Income (loss) from continuing operations	(12,818)	431	(12,387)
Income (loss) from discontinued operations, net of income tax*	505	2,156	2,661

Net income (loss)	(12,313)	2,587	(9,726)

Net income attributable to AIG	$(10,949)	$2,587	$(8,362)

Net income attributable to AIG common shareholders	$(12,244)	$2,587	$(9,657)

Income (loss) per share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14
Diluted:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$3,137	$(151)	$2,986

*
Includes an adjustment to the loss accrual related to the sale of Nan Shan of $2.3 billion.

    Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of cash flow from operating activities.

Year Ended December 31, 2011 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$18,506	$2,824	$21,330
Income from discontinued operations	(1,535)	(932)	(2,467)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(667)	(20)	(687)
Depreciation and other amortization	9,883	(2,511)	7,372
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(7,796)	2,367	(5,429)
Current and deferred income taxes – net	(18,752)	(1,728)	(20,480)
Total adjustments	(20,306)	(1,892)	(22,198)

Net cash provided by operating activities	35	-	35

Year Ended December 31, 2010 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$10,013	$2,272	$12,285
Income (loss) from discontinued operations	2,064	(1,419)	645

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses	(17,767)	(1,799)	(19,566)
Unrealized gains in earnings (net)	(1,361)	(11)	(1,372)
Depreciation and other amortization	11,320	(3,308)	8,012
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(9,321)	3,388	(5,933)
Current and deferred income taxes – net	4,856	877	5,733
Total adjustments	(2,374)	(853)	(3,227)

Net cash provided by operating activities	16,910	-	16,910

Year Ended December 31, 2009 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income (loss)	$(12,313)	$2,587	$(9,726)
Income from discontinued operations	(505)	(2,156)	(2,661)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(4,249)	-	(4,249)
Depreciation and other amortization	12,074	(2,862)	9,212
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(8,938)	2,996	(5,942)
Current and deferred income taxes – net	(2,397)	(565)	(2,962)
Total adjustments	25,101	(431)	24,670

Net cash provided by operating activities	18,584	-	18,584

    For short-duration insurance contracts, starting on January 1, 2012, AIG has elected to include anticipated investment income in its determination of whether the deferred policy acquisition costs are recoverable. AIG believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy, as it includes in the recoverability analysis the fact that there is a timing difference between when the premiums are collected and in turn invested and when the losses and related expenses are paid. This is considered a change in accounting principle that requires retrospective application to all periods presented. Because AIG historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

Reconsideration of Effective Control for Repurchase Agreements

Reconsideration of Effective Control for Repurchase Agreements

    In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar arrangements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

    The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar arrangement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

    The guidance in the standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited. Under this standard, which AIG adopted on January 1, 2012, $2.1 billion in repurchase agreements will continue to be accounted for as sales unless modifications of these transactions occur subsequent to adoption, which would result in an assessment of whether they should be accounted for as secured borrowings under the standard.

Common Fair Value Measurements and Disclosure Requirements in GAAP and IFRS

Common Fair Value Measurements and Disclosure Requirements in GAAP and IFRS

    In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with International Financial Reporting Standards (IFRS). Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

    The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholders' equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

    The standard is effective for AIG for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

Presentation of Comprehensive Income

    In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012 and is required to be applied retrospectively. AIG adopted this standard on January 1, 2012 and included the Condensed Consolidating Statement of Comprehensive Income (Loss) in Note 24 herein.

Accounting Standards Adopted During 2011

Fair Value Measurements and Disclosures

    In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for AIG beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which became effective for AIG beginning on January 1, 2011. See Note 6 herein.

Consolidation of Investments in Separate Accounts

    In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The standard became effective for AIG on January 1, 2011. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

    In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for AIG for interim and annual periods beginning on July 1, 2011. AIG applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, AIG was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, AIG must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows. See Note 8 herein.

Testing Goodwill for Impairment

    In September 2011, the FASB issued an accounting standard that amends the approach to testing goodwill for impairment. The standard simplifies how entities test goodwill for impairment by permitting an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the quantitative, two-step goodwill impairment test. The standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. AIG plans to adopt the standard in conjunction with its goodwill impairment testing performed in 2012. The adoption of the standard is not expected to affect AIG's consolidated financial condition, results of operations or cash flows.